Exhibit 10.24

Name:	[●]
Number of Shares of Restricted Stock:	[●]
Date of Grant:	[●]
Per Share Subscription Price:	$[●]
Total Subscription Price:	$[●]

BRIGHT HORIZONS FAMILY SOLUTIONS INC.
2012 OMNIBUS LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT
This agreement (this “Agreement”) evidences the grant of restricted shares of Stock by Bright Horizons Family Solutions Inc. (the “Company”) to the undersigned (the “Grantee”), pursuant to and subject to the terms of the Bright Horizons Family Solutions Inc. 2012 Omnibus Long-Term Incentive Plan (as amended from time to time, the “Plan”), which is incorporated herein by reference.
1.Grant of Restricted Stock; Purchase Price. The Company hereby grants to the Grantee on the date of grant set forth above (the “Date of Grant”) the number of shares of restricted Stock set forth above (the “Restricted Stock”) on the terms provided herein and in the Plan. As consideration for the grant of the Restricted Stock, the Grantee agrees to pay to the Company in cash the amount per share set forth above (the “Per Share Subscription Price,” and, in the aggregate, the “Total Subscription Price”), which Per Share Subscription Price shall equal fifty percent (50%) of the fair market value of a share of Stock on the Date of Grant.
2.    Vesting. The term “vest” as used herein with respect to any share of Restricted Stock means the lapsing of the restrictions described herein with respect to such share. Unless earlier terminated, forfeited, relinquished or expired, the Restricted Stock shall vest in full on the earliest of (a) the third (3rd) anniversary of the Date of Grant, (b) a Change of Control, (c) the termination of the Grantee’s Employment by the Company by reason of his or her Disability, and (d) the termination of Grantee’s Employment by reason of his or her death, provided that the Grantee has remained in continuous Employment from the Date of Grant through the applicable vesting date.
3.    Meaning of Certain Terms. Each initially capitalized term used but not separately defined herein has the meaning assigned to such term in the Plan. The following terms have the following meanings:

(a)	“Act” means the Securities Exchange Act of 1934, as amended.

(b)
“Change of Control” means (i) any Person (other than any direct or indirect wholly-owned subsidiary of the Company) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities, (ii) the Company is a party to a merger, consolidation sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter, or (iii) individuals who, at the date hereof, constitute the Board (the “Continuing Directors”) cease for any reason to constitute a majority thereof; provided, however, that any director who is not in office at the date hereof but whose election by the Board, or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of directors then still in office who were directors at the date hereof or whose election or nomination for election was previously so approved shall be deemed to be a Continuing Director for purposes of this Agreement. Notwithstanding the foregoing provisions of this paragraph, a “Change of Control” will not be deemed to have occurred solely because of the acquisition of the securities of the Company (or any reporting requirement under the Act relating thereto) by an employee benefit plan maintained by the Company or its subsidiaries for its employees.

(c)
“Person” means an individual, a corporation, an association, a partnership, an estate, a trust or other entity or organization (including a “group” as defined in Section 13(d)(3) or 14(d)(2) of the Act), other than the Company or any of its subsidiaries.

4.    Forfeiture Risk.

(a)
If the Grantee’s Employment ceases for any reason (each, a “Qualifying Termination”), other than as a result of the Grantee’s death or a termination of Employment by the Company by reason of the Grantee’s Disability, the Company shall have the right to repurchase (the “Repurchase Option”) at one or more times any and all then outstanding and unvested Restricted Stock acquired by the Grantee hereunder (the “Qualifying Restricted Stock”) during the one (1)- year period beginning on the date of the Qualifying Termination (the “Repurchase Period”) at a price per share of Qualifying Restricted Stock equal to the lesser of (x) the fair market value of a share of Stock on the date of repurchase and (y) the Per Share Subscription Price. Any Qualifying Restricted Stock not repurchased by the Company as of the end of the Repurchase Period shall automatically and immediately be forfeited at such time with no consideration due to the Grantee. The Company may exercise the Repurchase Option by delivering personally or by registered mail to the Grantee (or the Grantee’s legal representative or permitted transferee, as the case may be) a written notice indicating the Company’s intention to exercise the Repurchase Option and the number of Qualifying Restricted Stock so repurchased, together with a check in the amount of the aggregate repurchase price. Upon delivery of such notice and payment of the aggregate repurchase price with respect to the Qualifying Restricted Stock so repurchased, the Company shall become the legal and beneficial owner of the shares of Qualifying Restricted Stock being repurchased and the rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of shares of Qualifying Restricted Stock being repurchased by the Company.

(b)	The Grantee hereby (i) appoints the Company as his or her attorney-in-fact to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are transferred or that are unvested and forfeited as contemplated by this Section 4, (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested Restricted Stock hereunder, one or more stock powers, endorsed in blank, with respect to such shares, and (iii) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested Restricted Stock as contemplated by this Section 4.
5.    Retention of Certificates, etc. Any certificates representing unvested Restricted Stock shall be held by the Company. If unvested Restricted Stock is held in book entry form, the Grantee agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions hereof.
6.    Legend. All certificates representing unvested Restricted Stock shall contain a legend substantially in the following form:
THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE BRIGHT HORIZONS FAMILY SOLUTIONS INC. 2012 OMNIBUS LONG-TERM INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND BRIGHT HORIZONS FAMILY SOLUTIONS INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF BRIGHT HORIZONS FAMILY SOLUTIONS INC.
As soon as practicable following the vesting of any such Restricted Stock the Company shall cause a certificate or certificates covering such shares, without the aforesaid legend, to be issued and delivered to the Grantee. If any shares of Restricted Stock or Stock are held in book-entry form, the Company may take such steps as it deems necessary or appropriate to record and manifest the restrictions applicable to such shares.
7.    Dividends, etc. The Grantee shall be entitled to (a) receive any and all dividends or other distributions paid with respect to those shares of Stock of which he or she is the record owner on the record date for such dividend or other distribution, and (b) vote any shares of Stock of which he or she is the record owner on the record date for such vote; provided, however, that any property (other than cash) distributed with respect to a share of Stock (the “associated share”) acquired hereunder, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated share, shall be subject to the restrictions of this Agreement in the same manner and for so long as the associated share remains subject to such restrictions, and shall be promptly forfeited if and when the associated share is so forfeited; and further provided, that the Administrator may require that any cash distribution with respect to the shares of Stock be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan. References in this Section 7 to Stock shall refer, mutatis mutandis, to any shares of Restricted Stock.

8.    Sale of Vested Stock. The Grantee understands that he or she will be free to sell any share of Restricted Stock once it has vested, subject to (a) satisfaction of any applicable tax withholding requirements with respect to the vesting or transfer of such share, (b) the completion of any administrative steps (for example, but without limitation, the transfer of certificates) that the Company may reasonably impose, and (c) applicable requirements of federal and state securities laws. Shares of unvested Restricted Stock may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of, except as the Administrator may provide.
9.    Certain Tax Matters. The Grantee expressly acknowledges the following:

(a)
The Grantee has been advised to confer promptly with a professional tax advisor to consider whether he or she should make a so-called “83(b) election” with respect to the Restricted Stock. Any such election, to be effective, must be made in accordance with applicable regulations and within thirty (30) days following the Date of Grant. The Company has made no recommendation to the Grantee with respect to the advisability of making such an election.

(b)
If the Grantee decides to make an “83(b) election,” the Grantee agrees to execute and deliver to the Company a copy of the Acknowledgement and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Code, substantially in the form attached hereto as Exhibit A, together with a copy of the Election Pursuant to Section 83(b) of the Code (the “Election Form”), substantially in the form attached hereto as Exhibit B. The Election Form shall be filed by the Grantee with the appropriate Internal Revenue Service office no later than thirty (30) days after the Date of Grant. The Grantee should consult with his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such a filing is desirable under the circumstances.

(c)
The award or vesting of the Restricted Stock acquired hereunder, and the payment of dividends with respect to such shares, may give rise to “wages” subject to withholding. The Grantee expressly acknowledges and agrees that his or her rights hereunder are subject to the Grantee promptly paying to the Company in cash (or by such other means as may be acceptable to the Company in its discretion, including, if the Administrator so determines, by the delivery of previously acquired shares of Stock or shares of Stock acquired hereunder or by the withholding of amounts from any payment hereunder) all taxes required to be withheld in connection with such award, vesting or payment.

10.    Forfeiture/Recovery of Compensation. By accepting the Restricted Stock the Grantee expressly acknowledges and agrees that his or her rights under the Restricted Stock, and those of any permitted transferee of the Restricted Stock or of any Stock received following the vesting of the Restricted Stock or proceeds from the disposition thereof, are subject to Section 6(a)(5) of the Plan (including any successor provision). Nothing in the preceding sentence shall be construed as limiting the general application of Section 13 of this Agreement.

11.    Form S-8 Prospectus. The Grantee acknowledges that he or she has received and reviewed a copy of the prospectus required by Part I of Form S-8 relating to shares of Stock that may be issued under the Plan.
12.    Governing Law. This Agreement and all claims or disputes arising out of or based upon this Agreement or relating to the subject matter hereof will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provisions thereof.
13.    Acknowledgments. By accepting the Award, the Grantee agrees to be bound by, and agrees that the Award is subject in all respects to, the terms of the Plan. The Grantee further acknowledges and agrees that (i) the signature to this Agreement on behalf of the Company is an electronic signature that will be treated as an original signature for all purposes hereunder, and (ii) such electronic signature will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Grantee.
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Executed as of the ___ day of [●], [●].

Company:	BRIGHT HORIZONS FAMILY SOLUTIONS INC.

By: ______________________________
Name:
Title:

Grantee:	__________________________________
Name:

Address:

EXHIBIT A

ACKNOWLEDGMENT AND STATEMENT OF DECISION REGARDING ELECTION
PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE
The undersigned, a purchaser of restricted shares of common stock (the “Restricted Stock”) of Bright Horizons Family Solutions Inc., a Delaware corporation (the “Company”), for cash pursuant to a Restricted Stock Agreement, dated as of [●], between the undersigned and the Company (the “Restricted Stock Agreement”), hereby states, as of the date of purchase of the Restricted Stock, as follows:
1.The undersigned acknowledges receipt of a copy of the Restricted Stock Agreement. The undersigned has carefully reviewed the Restricted Stock Agreement.
2.    The undersigned either [check as applicable]:
____ (a) has consulted, and has been fully advised by, the undersigned’s own tax advisor, __________________________________________, whose business address is ________________________________, regarding the federal, state and local tax consequences of purchasing the Restricted Stock under the Restricted Stock Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or
____ (b) has knowingly chosen not to consult such tax advisor.
3.    The undersigned hereby states that the undersigned has decided to make an election pursuant to Section 83(b) of the Code and is submitting to the Company together with the undersigned’s executed Restricted Stock Agreement, a copy of an executed election form which is attached as Exhibit B to the Restricted Stock Agreement.
4.    Neither the Company nor a representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of his or her purchasing the Restricted Stock pursuant to the Restricted Stock Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or corresponding provisions, if any, of applicable state law.
5.    The undersigned is also submitting to the Company, together with the undersigned’s executed Restricted Stock Agreement, a copy of an executed election form, if an election is made, by the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, that apply to the purchase of the Restricted Stock by the undersigned.

Date: _________________	Investor

EXHIBIT B
ELECTION PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property.
1.    The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:
Taxpayer’s Name:
Taxpayer’s Social Security Number:
Address:
Taxable Year: Calendar Year [2014]

2.    The property that is the subject of this election is              unvested shares of common stock (the “Unvested Award”) of Bright Horizons Family Solutions Inc., a Delaware corporation (the “Company”), representing restricted shares of common stock of the Company (“Restricted Shares”).
3.    The Unvested Award was transferred to the undersigned on          .
4.    The Unvested Award is subject to the following restrictions: (a) restrictions on vesting based on continued service through the applicable vesting date, (b) for a specified period following the undersigned’s termination of employment with the Company or an affiliate for any reason other than death, by the Company due to the undersigned’s disability, or by the Company for cause, the Restricted Shares, to the extent unvested, are subject to being repurchased at the lower of fair market value and original cost, (c) the Restricted Shares will immediately terminate and be forfeited upon a termination of employment with the Company or an affiliate for cause, and (d) restrictions should the undersigned wish to transfer the Unvested Award (in whole or in part).
5.    The fair market value of the Unvested Award at the time of transfer (determined without regard to any restrictions other than a nonlapse restriction as defined in Section 1.83-3(h) of the Income Tax Regulations) is $         .
6.    For the Unvested Award transferred, the undersigned paid $         .
7.    The amount to include in gross income is $         .
The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.
Date: ___________________        ___________________________________
Taxpayer